UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check appropriate box:
☐       Preliminary Proxy Statement
☐       Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☑       Soliciting Material under Rule 14a-12

Airgas, Inc.
(Name of Registrant as Specified in Its Charter)

Air Products Distribution, Inc.
Air Products and Chemicals, Inc.
(Name of Persons Filing Proxy Statement, if Other than Registrant)

Payment of filing fee (Check the appropriate box):
☑       No fee required.
☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐       Fee paid previously with preliminary materials.
☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Air Products Offer for Airgas
September 2, 2010

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Forward-Looking Statements

All statements included or incorporated by reference in this communication other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates”, “expects”, “intends”, “plans”, “predicts”, “believes”,
“seeks”, “estimates”, “may”, “will”, “should”, “would”, “could”, “potential”, “continue”, “ongoing”, similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition include the possibility that Air Products will not pursue a transaction with Airgas and the risk factors discussed in our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current
Reports on Form 8-K, and other SEC filings. The forward-looking statements in this release speak only as of the date of this filing. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

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ADDITIONAL INFORMATION
On February 11, 2010, Air Products Distribution, Inc. (“Purchaser”), a wholly owned subsidiary of Air Products and Chemicals, Inc. (“Air
Products”), commenced a cash tender offer for all the outstanding shares of common stock of Airgas, Inc. (“Airgas”) not already owned by Air Products, subject to the terms and conditions set forth in the Offer to Purchase dated as of February 11, 2010 (the
“Offer to Purchase”).  The purchase price to be paid upon the successful closing of the cash tender offer is $63.50 per share in cash, without interest and less any required withholding tax, subject to the terms and conditions set forth in the Offer to Purchase, as amended.  The offer is scheduled to expire at midnight, New York City time, on Friday, October 29, 2010, unless further extended in the manner set forth in the Offer to Purchase.
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related letter of transmittal and other offer materials) filed by Air Products with the U.S. Securities and Exchange Commission (“SEC”) on February 11, 2010. INVESTORS AND
SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY
BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain free copies of these documents and other documents filed with the SEC by Air Products through the web site maintained by the SEC at http://www.sec.gov.  The Offer to Purchase and related materials may also be obtained for free by contacting the Information
Agent for the tender offer, MacKenzie Partners, Inc., at 212-929-5500 or toll-free at 800-322-2885.
Air Products has filed a definitive proxy statement on Schedule 14A dated July 29, 2010 with the SEC in connection with the solicitation of proxies for the 2010 annual meeting of Airgas stockholders.  The definitive proxy statement has been mailed to shareholders of Airgas.  INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THE PROXY STATEMENT AND OTHER
DOCUMENTS RELATED TO THE SOLICITATION AND FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Air Products through the web site maintained by the
SEC at http://www.sec.gov.  These materials may also be obtained for free by contacting Air Products’ proxy solicitor for the 2010
Airgas annual meeting, MacKenzie Partners, Inc., at 212-929-5500 or toll-free at 800-322-2885.
CERTAIN INFORMATION REGARDING PARTICIPANTS
Air Products, Purchaser, and certain of their respective directors and executive officers and the Air Products nominees may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Air Products’ directors and executive officers in Air Products’ Annual Report on Form 10-K for the year ended September 30, 2009, which was filed with the SEC on November 25, 2009, and its proxy statement for the 2010 Annual
Meeting, which was filed with the SEC on December 10, 2009; and of Purchaser’s directors and executive officers in the Offer to
Purchase.  Information about the Air Products nominees is included in the definitive proxy statement Air Products filed with the SEC on
July 29, 2010 relating to the 2010 annual meeting of Airgas stockholders.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the definitive proxy statement filed by Air Products with the SEC.

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Situation overview

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Our offer for Airgas

Consideration	• $63.50 per share, all-cash
Premium	• 46% to Airgas unaffected price on 02/04/10 of $43.53
Financing	• Fully-committed through J.P. Morgan
Regulatory Approval	• Reached agreement with FTC on terms of a Consent Decree - announced August 16th • No other regulatory hurdles to close transaction
Closing	• Q4 2010
Premium Price, Certain Value, Fast Closing

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8
9
10
11
Air Products stands ready to execute a transaction

12
13
7
14
15
Airgas refuses to engage despite our efforts
 10/15/2009: McGlade and McCausland meet; McGlade
 indicates Air Products' interest in pursuing a business
 combination
 11/20/2009: Air Products sends letter to Airgas, offering to acquire the Company for $60 per share in stock
 12/08/2009: Airgas responds to Air Products’ letter, rejecting proposal and indicating that Airgas will not engage with Air
 Products
 12/17/2009: Air Products responds to Airgas’ 12/8/2009
 letter, increasing its offer to $62 share, with up to half in cash, and indicating the possibility of a higher price if Airgas can demonstrate incremental value
 01/04/2010: Airgas responds to Air Products’ letter, again
 rejecting proposal and indicating that Airgas will not engage with Air Products
 02/05/2010: Air Products announces its offer to acquire
 Airgas for $60.00 per share in cash, a premium of 38% to
 Airgas’ closing price of $43.53 on 02/04/10
 02/22/2010: Airgas Board rejects tender offer from Air
 Products through 14D-9; says offer is “grossly inadequate,”
 refuses to discuss offer with Air Products
 06/16/2010: Air Products files preliminary proxy, nominating
 John P. Clancey, Robert L. Lumpkins and Ted B. Miller, Jr. to
 the Board of Directors and includes three additional proposals
 06/21/2010: Airgas files preliminary proxy, urges shareholders to vote for three incumbent directors
 07/08/2010: Air Products increases its offer to $63.50
 07/21/2010: Airgas rejects increased offer; says offer grossly undervalues Airgas; refuses to discuss offer with Air Products
 08/16/2010: Air Products announces that it has reached
 agreement with the FTC on terms of the Consent Decree; Air
 Products extends tender offer to October 29, 2010
 08/26/2010: Airgas submits letter to Delaware Chancery Court indicating intent to seek invalidation of any majority vote of shareholders on bylaw amending 2011 annual meeting date
 08/27/2010: Airgas publicly states its refusal to discuss offer with Air Products, says offer price is “not close to a sensible starting point for negotiations”
 08/30/2010: Airgas commits to hold special meeting of
 stockholders on June 21, 2011 if Airgas stockholders reject Air
 Products’ by-law amendment proposal and reiterates that
 Airgas would seek to invalidate any majority vote of
 shareholders to hold 2011 annual meeting in January 2011

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Airgas’ delay tactics not in shareholder interests
• Airgas’ first action in response to our public offer was to pursue litigation
• Airgas has refused to discuss any aspect of our offers despite our clearly stated
 flexibility regarding price and form of consideration
• Airgas has refused to form an independent Board committee despite possibility of founder, Chairman and CEO’s interests not being aligned with other shareholders
• Airgas amended bylaws on April 7, 2010, in order to delay its 2010 annual meeting date
Airgas continues to deprive shareholders of their right to decide
• Refused to rescind “poison pill” shareholder rights plan
• Rejected Air Products’ request to hold 2010 annual meeting no later than August
 18, 2010 (one year anniversary of 2009 annual meeting)
• Rejected Air Products’ request that director nominees not elected by shareholders at 2010 annual meeting not be reappointed for at least three years

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And Airgas continues to delay and act against
shareholder interests
Airgas’ refusal to engage ignores the will of the shareholders
• On August 26, 2010, Airgas submitted a letter to the Delaware Chancery
 Court stating that it intends to seek to INVALIDATE ANY AFFIRMATIVE
 DECISION BY A MAJORITY OF AIRGAS SHAREHOLDERS to approve adoption of a new bylaw at the September annual meeting requiring Airgas to hold its next annual meeting in January 2011
• And most recently Airgas continues its delay campaign by announcing on
 August 30 that it would hold a 2011 special meeting in June rather than hold an annual meeting in January 2011 and reiterated that it would seek to
 INVALIDATE ANY VOTE BY A MAJORITY OF AIRGAS SHAREHOLDERS to hold the annual meeting in January 2011

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Airgas is not strategic to other industrial gas players

Quotes
Source
Date
“[Airgas] is really not that strategic to us.” “Don’t see much growth in U.S. packaged gases.”	James Sawyer (CFO), Morgan Stanley Global Industrials Unplugged Conference	August 31, 2010
“When we look at our project pipeline in Gases, you can easily see that the focus is on the emerging markets.”	Georg Denoke (CFO), Full Year 2009 Earnings Conference Call	March 17, 2010
“[Airgas is] an American operation. Our strategy is growth. We see growth in emerging markets and that’s where we will invest our resources.”	Benoît Potier (CEO), Full Year 2009 Earnings Conference Call	February 15, 2010

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Overview of Offer for Airgas

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Compelling valuation multiple

Source: Airgas filings
Notes: Airgas unaffected date as of 02/04/2010; LTM EBITDA and balance sheet information as of 12/31/2009
 Current offer announced on 07/08/2010; LTM EBITDA and balance sheet information as of 03/31/2010, the most recent date for which public filings were available at the time of announcement
Airgas implied firm value and multiples

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Compelling valuation multiple relative to
precedent transactions

Source: Company filings, equity research, press releases, investor presentations
Note: Airgas transaction value based on $63.50 offer price (increased on 07/08/2010); LTM EBITDA and balance sheet information as of 03/31/2010, the most recent date for which public filings were available at the time of announcement
Precedent transaction values and multiples

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Source: FactSet as of 08/27/10, Bloomberg
Note: VWAP based on closing stock price and total daily volume traded
1 1 year Bloomberg consensus price target of $55.40 (as of 02/01/10) discounted from 12/31/10 at 10% cost of equity
Compelling premium to every metric

Current Offer Premium:
46%	142%	25%	51%	38%	18%

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Premium is significantly higher than precedents

Source: Dealogic Analytics
Rank eligible deals with value greater than $10mm
Note: Includes public deals where initial stake is <50% and final stake is >51%, includes only deals for which Dealogic data is available; data represents median of all deals for YTD through
 June 30th, 2010

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Premium compelling even after reflecting change
in peer share prices since initial offer

Source: FactSet
Note: Market data as of 08/27/10; red bar reflects unaffected premium based upon $63.50 offer and unaffected price of $43.53
From February 4, 2010 to August 27, 2010

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1 Represents period ending 03/31/10
2 Excludes Surface Technologies
Growth from emerging markets is driving peer
performance while Airgas is a U.S business

Airgas
Praxair
Europe
57%
Americas
22%
Asia Pacific
19%
ME & Africa
2%
55%
Europe
15%
S. America
19%
Asia
10%
42%
Americas
22%
Asia &
Eastern Europe
20%
South Pacific &
Africa
16%
FY 2009 Sales2
FY 2009 Sales
1H10 vs. 1H09 (% growth)
FY 2009 Sales
1H10 vs. 1H09 (% growth)
2Q10 vs. 2Q09 (% growth)
US
98%
Rest of World
2%
FY 20101 Sales
FY1Q11 vs. FY1Q10 (% growth)

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Airgas’ CY 2012 earnings forecast is based on
aggressive sales growth assumptions

Assumes same store sales (SSS) growth rate of 7%, higher than the 6% SSS growth rate achieved in the significantly stronger 2003 - 2005 recovery
• Current economic recovery is weaker than 2003 - 2005 due to:
 ― Significantly higher unemployment
 ― Non-existent housing recovery
 ― Deflationary pressures
• Less favorable pricing environment today vs. 2003 - 2005
Airgas’ historical net sales growth has largely been driven by acquisitions not organic growth
• SSS growth average of only 2% from FY 2001 - FY 2010
• SSS growth has contributed only ~20% of Airgas’ increase in net sales over the past 10 fiscal years on average - acquisitions accounted for ~80%
 ― Airgas’ estimated acquired sales CAGR of ~3% is lower than its SSS growth expectations
• No sizeable acquisition since Airgas bought Linde’s U.S. gas business in 2007, suggesting a more challenging environment for attractive acquisitions
Airgas’ aggressive CY 2012 earnings forecast should be appropriately risk-adjusted

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Analysts put Airgas’ full value below current
market price - not a single analyst “Buy” rating
Median analyst estimate of Airgas’ standalone value is $46.00
Source: Wall Street Research
Notes: Standalone valuation represents brokers’ estimate of share price assuming no outstanding bid
 Standalone value from Piper Jaffray report dated 04/19/10

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Path forward

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Air Products’ proposals

Shareholder proposals are pro-governance and prudent in light of Airgas’ staggered board
Nominees meet the highest independence and qualification standards for directors
Proposals improve shareholder rights
1. Election of three independent director nominees
2. Amend bylaws to implement director eligibility requirements
 • Would make any Airgas board members (except CEO) not
 elected at annual meeting ineligible to serve on Airgas Board for three years
 • If not elected but re-appointed, CEO could not serve as
 Chairman
3. Amend bylaws to require Airgas to hold future annual meetings in January
 • 2011 annual meeting to be held on January 18
 • Provides early opportunity for shareholders to elect new
 independent directors
4. Repeal all bylaw amendments after April 7, 2010

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Director nominees have exceptional backgrounds

• John P. Clancey
 − Age 65
 − Chairman Emeritus, Maersk Inc.
 − Former President and Chief Executive Officer, Sea-Land Service, Inc.
 − Principal and founder, Hospitality Logistics, International
 − Former Director, UST Inc.
 − Former Director, Foster Wheeler AG
 − Former Director, AT&T Capital
 − Retired Captain, U.S. Marine Corps
• Robert L. Lumpkins, Jr.
 − Age 66
 − Chairman, The Mosaic Company
 − Former Vice Chairman and Chief Financial Officer, Cargill Inc.
 − Director, Ecolab Inc.
 − Former Director, Black River Asset Management LLC
 − Advisor, Varde Partners, Inc.
 − Advisory Board Member, Metalmark Capital
 − Trustee, Howard University
• Ted B. Miller, Jr.
 − Age 58
 − Founder, former Chairman and Chief Executive Officer, Crown Castle International Corp.
 − President, 4M Investments, LLC
 − Chairman, founder and majority shareholder, M7 Aerospace LP
 − Chairman, founder and majority shareholder, Intercomp Technologies, LLC
 − Chairman, founder and majority shareholder, Visual Intelligence
 − Former Director, Affiliated Computer Services, Inc.

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Only Airgas’ Management and Board believe our
price is “not even close”, but…

The market believes we are close on price
• Stock has traded at a volume-weighted average price of $62.58 prior to our increase and at a volume-weighted average price of $65.35 since our increase
 – It is our offer that is driving price, not a view of the fundamental value of Airgas
Analysts believe we are close on price
• Analyst estimates of standalone value of $46.00
• Not a single analyst has a “Buy” rating on Airgas stock
Comparison to historical transactions demonstrates we are close on price
• Premium to unaffected price of 46%, well above averages
• Multiple of 10.9x LTM EBITDA at time of $63.50 offer is well above median multiple for precedent transactions
And Airgas’ future earnings forecast indicates we are close on price
• Applying any reasonable multiple and discount rate to Airgas’ aggressive forecast earnings of $4.20 in CALENDAR YEAR 2012 yields values below our current offer price
 – This is without risk-adjusting Airgas’ aggressive earnings forecast

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We are prepared to close this transaction immediately
but we need the support of Airgas’ shareholders

• No meaningful hurdles to completing our transaction
 − No closing risk given our recent agreement with the FTC
 − No financing risk given our fully committed financing from J.P. Morgan
 − No value risk given our all cash-offer
 − No timing risk given our ability to close and deliver cash to shareholders in Q4
 2010

• Unfortunately for shareholders, Airgas still refuses to negotiate despite our efforts

• Airgas has unrealistic and unsupportable value expectations - Airgas’ recent actions are designed to avoid a sale to Air Products, and do not reflect a genuine interest in maximizing shareholder value
Air Products stands ready to negotiate with Airgas to conclude a transaction

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Now is the time for Airgas’ shareholders to realize the
value of our offer

We ask for a vote “FOR” Air Products’ nominees and our other proposals